                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                                 VALIC COMPANY I
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4) Proposed maximum aggregate value of transaction:

      (5) Total Fee Paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                 VALIC COMPANY I
                        SMALL CAP AGGRESSIVE GROWTH FUND

                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

November 27, 2006                                     IMMEDIATE ACTION REQUESTED

Dear Participant:

     You are receiving the enclosed Proxy Statement because you owned interests in the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I as of the close of business on November 3, 2006.

     The Proxy Statement describes two proposals. The first proposal is the approval of a new Investment Sub-Advisory Agreement between The Variable Annuity Insurance Company ("VALIC") and Wells Capital Management Incorporated ("WellsCap"), which provides that WellsCap will manage the Fund's investments on a day-to-day basis. The second proposal is the approval of an arrangement that would permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval. As the owner of a variable annuity contract (a "Contract") issued by VALIC, you have the right to instruct VALIC how to vote certain shares of the Fund at a special meeting of shareholders to be held on January 19, 2006.

     Before the meeting, I would like your vote on the important proposals described in the accompanying Proxy Statement. THE BOARD OF DIRECTORS OF VALIC COMPANY I HAS APPROVED BOTH PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSED CHANGES.

     Should you have any questions on the enclosed Proxy Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,


/s/ Evelyn Curran
-------------------------------------
Evelyn Curran
President
VALIC Company I

                                 VALIC COMPANY I
                        SMALL CAP AGGRESSIVE GROWTH FUND

                       IMPORTANT NEWS FOR CONTRACT OWNERS

                              QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THIS PROXY?

A. This proxy has been mailed to you so that you may vote on two proposals concerning your investment in the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I ("VC I"). Although you are not directly a shareholder of the Fund, as an owner of a variable annuity or variable life insurance contract (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC"), you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract.

Q.   WHAT IS BEING PROPOSED?

A.   There are two proposals, as shown in the overview below.

     PROPOSAL 1

     To approve the new Investment Sub-Advisory Agreement between VALIC and Wells Capital Management Incorporated ("WellsCap"), with respect to the Fund.

     REASON FOR THE PROPOSAL

     A new agreement is being proposed due to changes in the Fund's previous sub-adviser's investment management structure which resulted in the previous sub-adviser's inability to execute the Fund's investment strategy and the need for the Board of Directors to approve an interim sub-advisory agreement with WellsCap.

     PROPOSAL 2

     To approve an arrangement to permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

     REASON FOR PROPOSAL

     Under current federal law, shareholders must approve an investment sub-advisory agreement with an investment sub-adviser. VALIC and VC I have received an exemption from this law so that they can enter into new or modified sub-advisory contracts, with Board approval, provided shareholders receive the details in an information statement. This exemption will only be utilized if a Fund's shareholders have authorized its use. The Board of Directors believes that VALIC would be able to minimize the costs and delay associated with holding future shareholder meetings if this Proposal is approved.

Q.   HOW SHOULD I VOTE?

A. First you should read the proxy statement. Then you may cast your vote. The Board of Directors recommends that you vote FOR each of the proposals.

Q:   HOW DO I VOTE MY SHARES?

A: You can provide voting instructions for shares beneficially held through your Contract by mail using the enclosed voting instruction card or in person at the special meeting. Please see "Instructions for Signing Voting Instruction Cards" on the next page.

Q.   WHOM MAY I CONTACT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A.   Please call 1-800-448-2542.

Q.   HOW DO I CAST MY VOTE?

A.   You may CAST YOUR VOTE using one of the following methods:
          1.   By mail: postage-paid envelope enclosed; or

          2.   In person: Friday, January 19, 2007

     No matter how large or small your holdings may be, your vote counts, since VALIC, on behalf of Separate Account A, will vote Fund shares in the same proportions as the instructions received from you, the Contract owners. Please cast your vote on these important proposals as soon as possible.

     Please return the completed card in the enclosed postage paid envelope as soon as possible.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing Voting Instruction Cards may be of assistance to you.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the Voting Instruction Card form.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:

     Registration                                       Valid Signature
     Corporate Accounts
        (1) ABC Corp  ...............................   ABC Corp.
        (2) ABC Corp ................................   John Doe, Treasurer
        (3) ABC Corp.
             c/o John Doe, Treasurer.................   John Doe
        (4) ABC Corp. Profit Sharing Plan............   John Doe, Trustee

     Trust Accounts
        (1) ABC Trust ...............................   Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee u/t/d 12/28/78......   Jane B. Doe

     Custodial or Estate Accounts
        (1) John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA...........   John B. Smith
        (2) Estate of John B. Smith .................   John B. Smith, Jr.,
                                                        Executor

                                 VALIC COMPANY I
                        SMALL CAP AGGRESSIVE GROWTH FUND

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 19, 2007

                                   ----------

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I ("VC I") will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. on Friday, January 19, 2007, for the following purposes:

     1. To approve the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and Wells Capital Management Incorporated ("WellsCap");

     2. To approve an arrangement to permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval; and

     3. To transact any other business that may properly come before the Meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on November 3, 2006, are entitled to vote at this meeting and any adjournment thereof.

YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE BY MAIL OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

                                        By Order of the Board of Directors,


                                        /s/ Nori L. Gabert, Esq.
                                        ----------------------------------------
                                        Nori L. Gabert, Esq.
                                        Vice President and Secretary

                                 VALIC COMPANY I
                        SMALL CAP AGGRESSIVE GROWTH FUND

                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                NOVEMBER 27, 2006

This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I ("VC I") to be used at the Special Meeting of Shareholders (the "Meeting"). VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. The Fund commenced operations on December 5, 2005.

Although you are not directly a shareholder of the Fund, as an owner of a variable annuity or variable life insurance contract (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC"), you have the right to instruct Separate Account A on how to vote Fund shares that are attributable to your Contract. Contract votes, for which no timely instructions are received, will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders, Contract owners is November 27, 2006.

We are asking you to consider and vote on the following two proposals affecting the Fund

PROPOSAL 1

To approve the new Investment Sub-Advisory Agreement between VALIC and Wells Capital Management Incorporated ("WellsCap"), with respect to the Fund.

PROPOSAL 2

To approve an arrangement to permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                                   PROPOSAL 1

   TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VALIC AND WELLSCAP

VALIC'S ADVISORY AGREEMENT

VALIC is an investment adviser registered with the Securities and Exchange Commission ("SEC"). It is engaged in the business of rendering investment advisory and management services to various investment companies. VC I contracted with VALIC (the "Advisory Agreement") to furnish these services to the Fund and VALIC is paid an annual management fee, based on the Fund's average daily net assets. VALIC may delegate its advisory functions to sub-advisers. Despite VALIC's delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal services to the Fund. The Board (including all of the Directors who are not "interested persons" of VC I (the "Independent Directors") within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")), most recently unanimously approved the Advisory Agreement on July 18, 2006 for a one-year period. The initial sole shareholder of the Fund approved the Advisory Agreement on June 16, 2005.

     Description of the Advisory Agreement

Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC 1) provides an investment program for the Fund; 2) is responsible for the investment and reinvestment of the Fund's assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Fund's investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.

Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. As compensation for VALIC's services to the Fund under the Advisory Agreement, VC I pays VALIC monthly an annual fee at the rate of 0.85% of the Fund's average daily net assets. VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses should the Fund's annual operating expenses, before expense reimbursement, exceed 1.00%. The Fund's expense waivers and fee reimbursements will continue through September 30, 2007, subject to termination by the Board of Directors.

The Advisory Agreement provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days' written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

THE PREVIOUS INVESTMENT SUB-ADVISORY AGREEMENT

As investment adviser to VC I, VALIC has overall responsibility for the general management and day-to-day operations of the Fund, but may employ one or more investment sub-advisers to make the investment decisions for the Fund. Credit Suisse Asset Management, LLC ("Credit Suisse") previously served as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the "Previous Sub-Advisory Agreement"). The initial sole shareholder of the Fund approved the Sub-Advisory Agreement on June 16, 2005. On October 18, 2006, the Board, including the Independent Directors, unanimously approved to terminate the Previous Sub-Advisory

Agreement after being notified that Credit Suisse would no longer be able to execute the Fund's investment strategy after December 2006. The termination of the Previous Sub-Advisory Agreement was effective November 3, 2006.

THE INTERIM AND NEW INVESTMENT SUB-ADVISORY AGREEMENTS

In order to provide the Fund with a new sub-adviser, the Board, including the Independent Directors, unanimously approved at an in-person meeting held on October 18, 2006, an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") between VALIC and WellsCap, which became effective on November 6, 2006. The terms of the Interim Sub-Advisory Agreement are the same as those of the Previous Sub-Advisory Agreement, except for the effective date and term. The Interim Sub-Advisory Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Fund of investment advisory services during the period between the termination of Credit Suisse and the approval of a new investment sub-advisory agreement. This Rule, under certain circumstances, allows interim sub-advisory agreements to take effect and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement requires all fees earned to be escrowed pending shareholder approval of the new investment sub-advisory agreement (the "New Sub-Advisory Agreement"). If a New Sub-Advisory Agreement is not approved, WellsCap will be entitled to receive from escrow the lesser of any costs incurred in performing its duties in the Interim Sub-Advisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Sub-Advisory Agreement will terminate on the earlier of the effective date of the New Sub-Advisory Agreement or 150 days after its effective date.

Also on October 18, 2006, the Board, including all of the Independent Directors, also considered the terms of the New Sub-Advisory Agreement and determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement is necessary and in the best interests of VC I, on behalf of the Fund and its shareholders.

Under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, WellsCap will provide an investment program for the Fund and will be responsible for the investment and reinvestment of the Fund's assets. WellsCap has broad latitude in selecting securities for the Fund, subject to VALIC's oversight. WellsCap may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. WellsCap shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the New Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of WellsCap's obligations or duties.

As compensation for WellsCap's services under the New Investment Sub-Advisory Agreement, VALIC will monthly pay an annual fee to WellsCap, based on the Fund's daily average net asset value, at an annual rate of 0.55% on the first $250 million of the Fund's assets and 0.50% for assets over $250 million. This is the same fee that was paid to Credit Suisse under the Previous Sub-Advisory Agreement.

     Board Considerations

In making its determination to approve the Interim and New Sub-Advisory Agreements, the Board received materials including: (1) WellsCap's sub-advisory fee rate, compared to the sub-advisory fee rates of small-cap growth and small-cap core funds with similar investment objectives ("Peer Group"), as selected by an independent third-party provider of investment company data; (2) the investment performance of the Fund compared to performance against its benchmark and a group of small-cap growth funds; (3) the nature, extent and quality of services to be provided by WellsCap; (4) the costs of services and the benefits potentially derived by WellsCap; (5) the terms of the Interim and New Sub-Advisory Agreements; (6) whether the Fund will benefit from possible economies of scale by engaging WellsCap as a sub-adviser and the profitability of VALIC and WellsCap; and (7) information regarding WellsCap's compliance and regulatory history.

Management noted that the key reason for terminating Credit Suisse and engaging WellsCap was Credit Suisse's determination that it would realign its asset management functions such that it would no longer will be able to execute the Fund's investment strategy and, therefore, serve as sub-adviser to the Fund.

The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration and approval of the Interim and New Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.

     Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided by WellsCap. The Board noted that WellsCap would manage the Fund's portfolio of securities on a day-to-day basis, which includes providing investment research, advice and supervision, and determining which Fund securities should be purchased or sold. In addition, the Board considered WellsCap's history and investment experience with respect to the small cap asset category. The Board also reviewed the qualifications, background and responsibilities of WellsCap's portfolio managers who would be responsible for the Fund's investment program.

The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by WellsCap and that there was a reasonable basis on which to conclude that WellsCap would provide a high quality of investment management services to the Fund at least equal to as what was provided by Credit Suisse.

     Fees and Expenses. The Board received and reviewed information regarding the Fund's sub-advisory fees compared against the sub-advisory fees and expense ratios of similar funds in its category as tracked by an independent third-party provider of investment company data. It was noted that VALIC negotiated the sub-advisory fee rate with WellsCap. The Board noted that the proposed sub-advisory fee rate payable to WellsCap is the same as was previously paid to Credit Suisse and that it was higher than the median of its Peer Group. On the basis of the information considered, the Board concluded that the sub-advisory fee rates were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

     Investment Performance. The Board received and reviewed information regarding the Fund's investment performance, compared against the performance of its benchmark and other small-cap growth funds. With respect to the addition of WellsCap, the Board considered WellsCap's past performance with the Wells Fargo Advantage Small Cap Growth Fund, noting that it had outperformed 1) the Fund (and its predecessor, the Credit Suisse Small Cap Growth Fund), 2) the Morningstar Small Growth Category and 3) the Russell 2000 Growth Index for the year-to-date through June 30, 2006 and the one- and three-year periods. The Board concluded that management was addressing the Fund's performance by proposing a new sub-adviser.

     Profitability and Economies of Scale. In considering the profitability to WellsCap in connection with its relationship with the Fund, the Board noted that the fees under the Interim and New Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under its Advisory Agreement with VC I. The Board also relied on the ability of VALIC to negotiate the Interim and New Sub-Advisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the Board determined that the profitability to WellsCap from its relationship with the Fund was not a material factor in their deliberations. For similar reasons, the potential for the Fund to experience economies of scale from WellsCap's management of the Fund was not considered a material factor to the Board's consideration of WellsCap.

     Terms of the Interim and New Sub-Advisory Agreements. The Board reviewed the terms of the Interim and New Sub-Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by WellsCap and noted that VALIC would compensate WellsCap out of the advisory fees it receives from the Fund. The Board noted that the Interim and New Sub-Advisory Agreements provide that WellsCap will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Interim and New Sub-Advisory Agreements and other terms contained therein.

With respect to the Interim and New Sub-Advisory Agreements, the Board noted that (i) the compensation received under the agreements was no greater than Credit Suisse received under the Prior Sub-Advisory Agreement, and (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to WellsCap.

The Interim Sub-Advisory Agreement will last for a term of 150 days unless a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement, upon which the New Sub-Advisory Agreement will take effect shortly thereafter. The New Sub-Advisory Agreement will last for an initial term of two years and may be renewed annually thereafter if approved by the Board and a majority of the Independent Directors. The New Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice.

In addition, it was noted that the Interim Sub-Advisory Agreement contains certain terms, which are not contained in the New Sub-Advisory Agreement, but that are required under Rule 15a-4 under the 1940 Act. Those terms are as follows:

     - The compensation earned under the Interim Sub-Advisory Agreement contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

     - If a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement within 150 days from the effective date of the Interim Sub-Advisory Agreement), the amount in the escrow account (including interest earned) will be paid to WellsCap; and

     - If a majority of the Fund's outstanding voting securities do not approve the New Sub-Advisory Agreement with WellsCap, it will be paid, out of the escrow account, the lesser of:

          - any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or

          -    the total amount in the escrow account (plus interest earned).

In addition, the Board noted that the terms of the Interim and New Sub-Advisory Agreements, with the exception of those discussed above, were similar in all material respects to the terms of the Prior Sub-Advisory Agreement. The Board concluded that the terms of the Interim and New Sub-Advisory Agreements were reasonable.

     Compliance. The Board reviewed WellsCap's compliance personnel, regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning WellsCap's compliance staff that would be responsible for providing compliance functions on behalf of the Fund and concluded that there was no information provided that would have a material adverse effect on WellsCap's ability to provide services to the Fund.

     Conclusions. In reaching its decision to approve the Interim and New Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that WellsCap possesses the capability and resources to perform the duties required of it under the Interim and New Sub-Advisory Agreements.

Further, based upon its review of Interim and New Sub-Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Interim and New Sub-Advisory Agreements are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the sub-advisory fee rate is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will consider what actions to take to assure the receipt of sub-advisory services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2

     TO APPROVE AN ARRANGEMENT TO PERMIT VALIC TO TERMINATE, REPLACE OR ADD SUB-ADVISERS OR MODIFYSUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

DISCUSSION

VALIC, as investment adviser to VC I, has overall responsibility for the general management and day-to-day operations of the Fund, but may employ one or more investment sub-advisers to make the investment decisions for the Fund. Management proposes that VALIC, with the approval of the Board, be permitted to enter into, terminate, replace or modify sub-advisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

As discussed below, this management arrangement may enable the Fund to operate more efficiently because VALIC would be able to modify sub-advisory arrangements from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve this Proposal, the Board will consider and approve any sub-advisory changes that VALIC proposes in the future to ensure that the changes are in the best interests of the Fund and its shareholders. For these and other reasons discussed below, the Board recommends that shareholders vote FOR the Proposal.

VALIC and VC I were issued an exemptive order by the SEC on September 9, 1998 (the "Multi Manager Order") exempting them from certain provisions of the 1940 Act which normally require an adviser to obtain formal shareholder approval prior to engaging and entering into sub-advisory agreements with sub-advisers. The relief is based on the conditions set forth in the Multi Manager Order that, among other things: (i) VALIC will select, monitor, evaluate and allocate assets to the sub-advisers and oversee the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions; (ii) before a fund advised by VALIC may rely on the Multi Manager Order, the Multi Manager Order must be approved by the shareholders of the funds operating under the Multi Manager Order; (iii) VC I will provide to shareholders certain information about a new sub-adviser; (iv) VC I will disclose in its prospectus the existence, substance and effect of the Multi Manager Order; and (v) the Directors, including a majority of the Independent Directors, must approve each sub-advisory agreement in the manner required under the 1940 Act. In addition, the Multi Manager Order does not permit VC I to enter into an agreement with a sub-adviser that is an affiliate of VALIC, VC I, or a fund (other than by reason as serving as sub-adviser to the fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval. Any changes to the Advisory Agreement between VC I and VALIC would still require shareholder approval.

Under the Advisory Agreement, VALIC supervises the purchase and sale of Fund investments and oversees the Fund's day-to-day operations. The Advisory Agreement expressly permits VALIC to appoint sub-advisers for the purpose of providing investment management services as set forth in the sub-advisory agreement. VALIC is responsible for recommending to the Board the hiring, termination and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement, including the fees. Although VALIC and the Board currently may not appoint a new sub-adviser for the Fund without shareholder approval, they may terminate a sub-advisory agreement or begin the process of selecting a new sub-adviser for the Fund at any time, including prior to the Meeting.

RECOMMENDATION

The Board believes that allowing VALIC to negotiate and enter into new or modified sub-advisory arrangements for the Fund without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Fund's shareholders and will allow the Fund to operate more efficiently. Currently, in order for VALIC to appoint a sub-adviser or materially modify a sub-advisory agreement with respect to the Fund, VC I must hold a special shareholder meeting and solicit votes from the Fund's shareholders. If shareholders approve this management arrangement, in the future, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and VALIC believe that the appointment would benefit the Fund and its shareholders. Shareholders would receive an information statement concerning the change within 90 days after the new sub-adviser is approved, rather than a proxy statement, and no shareholder meeting would be called. Further, the Board believes that it is appropriate to allow VALIC to negotiate and renegotiate sub-advisory arrangements for the Fund in light of VALIC's significant experience and expertise.

Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected, if VALIC selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Directors, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board believes that its review will ensure that VALIC continues to act in the best interest of the Fund and its shareholders.

The Board received materials relating to the proposed arrangement in advance of the meeting at which the arrangement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board, including a majority of the Independent Directors, voted to approve the submission of the proposed arrangement to shareholders of the Fund for their approval.

REQUIRED VOTE

Approval of this Proposal to allow VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as shown in the Proposal. As defined in the 1940 Act, the required majority is the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ARRANGEMENT TO PERMIT VALIC TO TERMINATE, REPLACE OR ADD SUB-ADVISERS OR MODIFY SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

INFORMATION ABOUT VALIC

VALIC is a stock life insurance company and is a wholly-owned subadvisory of American General Life Insurance Company ("AGLIC"), which is itself a wholly-owned subsidiary of American General Corporation ("AGC"). AGC is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). American General Distributors, Inc. ("AGDI") serves as the principal underwriter to VC I. VALIC, AGDI, AGLIC and AGC are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270. During the last fiscal year ended May 31, 2006 (which consisted of less than six months of operations), the Fund paid $13,776 in advisory fees to VALIC.

The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each officer is 2929 Allen Parkway, Houston, Texas 77019.

NAME               POSITION WITH VALIC AND PRINCIPAL OCCUPATION
----               --------------------------------------------
Bruce R. Abrams    President and CEO
Michael J. Akers   Director, Senior Vice President and Chief Actuary
Nelson S. Gillis   Director, Senior Vice President, and Controller
Brenda Simmons     Senior Vice President
Richard W. Scott   Vice President and Chief Investment Officer

The following officers of the Fund are also officers of VALIC: Evelyn M. Curran and John Packs.

SERVICE AGREEMENTS WITH AFFILIATES

VC I has entered into an Administrative Services Agreement with AIG SAAMCo to provide certain accounting, administrative and legal services to the Fund. Pursuant to the Administrative Services Agreement, AIG SAAMCo provides administrative services to the Fund, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund, legal support services and other services. Pursuant to the Administrative Services Agreement, VC I pays AIG SAAMCo an annual fee of 0.07% based on average daily net assets. For the fiscal year ended May 31, 2006, the Fund paid AIG SAAMCo $1,134 in administrative services fees under the Administrative Services Agreement.

VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost. For the fiscal year ended May 31, 2006, the Fund paid VALIC $410 in transfer agent fees under the Transfer Agency and Service Agreement.

Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I's agent in the distribution of Fund shares to Separate Account A.

INFORMATION ABOUT WELLSCAP

WellsCap, a California corporation, is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A. ("WFB"), which is a wholly-owned subsidiary of Wells Fargo & Company ("WFC"). WFB and WFC are located at 420 Montgomery Street, San Francisco, CA 94104. As of September 30, 2006, WellsCap had $180,143,817,993 in assets under management.

The following chart lists the principal executive officers and directors of WellsCap and their principal occupations. The business address for the officers and directors is 525 Market Street, 10th Floor, San Francisco, CA 94105.

NAME                 POSITION WITH WELLSCAP AND PRINCIPAL OCCUPATION
----                 -----------------------------------------------
Robert W. Bissell    President
Amru A. Khan         Executive Vice President - Sales and Marketing
Thomas M. O'Malley   Executive Vice President - Short Duration/Liquidity Management
James W. Paulsen     Executive Vice President and Chief Investment Strategist
William L. Timoney   Executive Vice President
David F. O'Keefe     Chief Financial Officer
Kirk D. Hartman      Executive Vice President and Chief Investment Officer
Mai Shiver           Director and Chief Compliance Officer
Sallie C. Squire     Director - Professional and Corporate Development
Karen Norton         Chief Administrative and Operations Officer

WellsCap is the investment adviser for the Wells Fargo Advantage Small Cap Growth Fund, which has an investment objective and investment strategy similar to the Fund. As of September 30, 2006, this fund had assets of $35,660,351. For providing investment services to the Wells Fargo Advantage Small Cap Growth Fund, WellsCap is paid at a rate of 0.90% for assets from $0 to $499 million, 0.85% for assets from $500 million to $999 million, 0.80% for assets from $1 billion to $2.99 billion, 0.755% for assets from $3 billion to $4.99 billion, and 0.75% for assets from $5 billion and above.

TRANSACTIONS WITH AFFILIATED BROKERS

WellsCap does not typically participate in transactions with affiliated brokers. There is no affiliation between WellsCap or any person affiliated with WellsCap or the Fund and any broker-dealer that may execute a transaction for the Fund.

                                 OTHER BUSINESS

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the President of VC I, Evelyn Curran, the Vice President and Secretary of VC I, Nori
L. Gabert, Esq., the Treasurer of VC I, Gregory R. Kingston, and the Assistant Secretary of VC I, Mark Matthes, will vote on the matters in accordance with their judgment.

                                 ANNUAL REPORTS

The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. COPIES OF THE MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

     -    write to: VC I, 2929 Allen Parkway, Houston, Texas 77019

     -    call (800) 448-2542, or

     -    access the Report through the Internet at www.VALIC.com

                              SHAREHOLDER PROPOSALS

VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VC I, 2929 Allen Parkway, Houston, Texas 77019.

                               VOTING INFORMATION

Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Fund. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.

VC I shareholders of record at the close of business on Friday, November 3, 2006 ("Record Date"), are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, the Separate Account A will vote all shares in the same proportion as the unit votes actually received.

To VALIC's knowledge, no person owns a Contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund outstanding as of October 31, 2006.

Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of common stock entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Please vote at your earliest convenience. If you mail your proxy cards, please mail them early enough to be delivered prior to the Meeting.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to Nori L. Gabert, Esq., 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.

As of November 3, 2006, as shown on the books of the Fund, 50,408,855 shares were issued and outstanding.

                                   ADJOURNMENT

In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, Evelyn Curran, Nori L. Gabert, Esq., Gregory R. Kingston or Mark Matthes may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Ms. Gabert and Mr. Kingston will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

                                    APPENDIX

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this ____ day of ____________, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as "VALIC," and WELLS CAPITAL MANAGEMENT INCORPORATED, hereinafter referred to as the "SUB-ADVISER."

     VALIC and the SUB-ADVISER recognize the following:

          (a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

          (b) VALIC is engaged as the investment adviser of VALIC Company I ("VC I"), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

          (c)  VC I currently consists of thirty-two portfolios ("Funds"):

               Asset Allocation Fund
               Blue Chip Growth Fund
               Broad Cap Value Income Fund
               Capital Conservation Fund
               Core Equity Fund
               Core Value Fund
               Foreign Value Fund
               Global Equity Fund
               Global Strategy Fund
               Government Securities Fund
               Growth & Income Fund
               Health Sciences Fund
               Inflation Protected Fund
               International Equities Fund
               International Government Bond Fund
               International Growth I Fund
               Large Cap Core Fund
               Large Capital Growth Fund
               Mid Cap Index Fund
               Mid Cap Strategic Growth Fund
               Money Market I Fund
               Nasdaq-100(R) Index Fund
               Science & Technology Fund
               Small Cap Aggressive Growth Fund
               Small Cap Fund
               Small Cap Index Fund
               Small Cap Special Values Fund
               Small Cap Strategic Growth Fund
               Social Awareness Fund
               Stock Index Fund
               VALIC Ultra Fund
               Value Fund

               In accordance with VC I's Articles of Incorporation (the "Articles"), new Funds may be added to VC I upon approval of VC I's Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Fund(s)").

          (d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

          (e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

     VALIC and the SUB-ADVISER agree as follows:

1.   SERVICES RENDERED AND EXPENSES PAID BY THE SUB-ADVISER

     The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I's Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), VC I's Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I's Board of Directors and provided to the SUB-ADVISER, shall:

          (a) manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs.

          (b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

     The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER's portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

     In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I's Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

     The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER's reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER'S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER's evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

     VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund's Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund's Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

     The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I's Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)' investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund's securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I's Board of Directors such periodic and special reports as VALIC and VC I's Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

     The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

     Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

     The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

     VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with class action lawsuits involving portfolio securities owned by the Covered Funds.

     The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

     Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of this Agreement.

     The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.   COMPENSATION OF THE SUB-ADVISER

     VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

     The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I's constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

     If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

     The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.   SCOPE OF THE SUB-ADVISER'S ACTIVITIES

     VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

     Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

     The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

     VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC's determination of whether and to that extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

4.   REPRESENTATIONS OF THE SUB-ADVISER AND VALIC

     The SUB-ADVISER represents, warrants, and agrees as follows:

          (a) The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and
               (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          (b) The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

          (c) The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

     VALIC represents, warrants, and agrees as follows:

          (a) VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and
               (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          (b) VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

5.   TERM OF AGREEMENT

     This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I's Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I's Board of Directors or a majority of that Covered Fund's outstanding voting securities (as defined in the 1940 Act).

     This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I's Board of Directors or by vote of a majority of that Covered Fund's outstanding voting securities on not more than 60 days' nor less than 30 days' prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days' nor less than 30 days' prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days' nor less than 30 days' prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.   OTHER MATTERS

     The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

     The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund's property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER's files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

     VALIC has herewith furnished the SUB-ADVISER copies of VC I's Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I's Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

     The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

     VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

     VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

     The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise
     (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

     Promptly after receipt by either VALIC or SUB-ADVISER (an "Indemnified Party") under this Section 6 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the "Indemnifying Party") under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

7.   APPLICABILITY OF FEDERAL SECURITIES LAWS

     This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.   AMENDMENT AND WAIVER

     Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.   NOTICES

     All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

          If to VALIC:

               Attn: Evelyn Curran
               2919 Allen Parkway, L12-01
               Houston, Texas 77019
               Tel: (713) 831-6425
               Fax: (713) 831-4124

          If to SUB-ADVISER:

               Wells Capital Management
               Attn: Paul Loewe MAC A0103-103
               525 Market Street, 10th Floor
               San Francisco, CA 94105
               Fax: 415.975.6012

               and to

               Wells Fargo Funds Management, LLC
               Attn: Scott Raue MAC N9882-014
               100 Heritage Reserve
               Menomonee Falls, WI, 53051
               Fax: 414.359.3535

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

                                        THE VARIABLE ANNUITY LIFE INSURANCE
                                        COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ATTEST:


Attest:
        -----------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                        WELLS CAPITAL MANAGEMENT INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ATTEST:


Attest:
        -----------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE A
                                 COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund                       Fee
------------                       ---
Small Cap Aggressive Growth Fund   0.55% on the first $250 million; and
                                   0.50% over $250 million

      Please fill in box(es) as shown using black or blue ink or number 2 pencil [X]
      PLEASE DO NOT USE FINE POINT PENS.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:              FOR   AGAINST   ABSTAIN
-----------------------------------------------------------              ---   -------   -------
1.   To approve a new Investment Sub-Advisory Agreement between the      [ ]     [ ]       [ ]
     Variable Annuity Life Insurance Company ("VALIC") and Wells
     Capital Management Incorporated, with respect to the Small Cap
     Aggressive Growth Fund (the "Fund").

2.   To approve an arrangement to permit VALIC, on behalf of the Fund,   [ ]     [ ]       [ ]
     to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

               PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

You may CAST YOUR VOTE using one of the following methods:

1. By mail: postage-paid envelope; or

2. In person: Friday, January 19, 2007

If you vote by mail, please mail early enough for the card to be delivered prior to [__________].

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") will vote shares attributable to your Contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Contract "FOR" the proposal described herein. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before January 19, 2007, the Separate Account will cast shares in the affirmative, the negative, or in abstention. in the same proportion as those shares for which instruction cards have been received.

SMALL CAP AGGRESSIVE GROWTH FUND
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY              VOTING INSTRUCTION CARD

The undersigned hereby instructs the Separate Account, to vote all shares of the Small Cap Aggressive Growth Fund which are attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") of VALIC Company I to be held in Meeting Room 2 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, January 19, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

By signing and dating below, you instruct the Separate Account to vote shares of the above-referenced Fund attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.

                                        Date:
                                              ----------------------------------


                                        ----------------------------------------
                                        Signature(s) (and Title(s), if
                                        applicable) (SIGN IN THE BOX)

                                        Note: If you plan to vote by mail,
                                        please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

SMALL CAP AGGRESSIVE GROWTH FUND                        GROUP AUTHORIZATION CARD
VALIC COMPANY I                      THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposals in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A to vote all shares of the Small Cap Aggressive Growth Fund of VALIC Company I which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on Friday, January 19, 2007, at 2:00 p.m., Central Time and at any adjournment thereof.

                                        PLEASE SIGN, DATE AND RETURN THIS GROUP
                                        AUTHORIZATION CARD IN THE ENCLOSED
                                        POSTAGE-PAID ENVELOPE.

                                        Date:
                                              ----------------------------------


                                        Signature:
                                                   -----------------------------
                                        Print Name:
                                                    ----------------------------
                                        Title:
                                                --------------------------------
                                        Telephone #:
                                                     ---------------------------

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY - SEPARATE ACCOUNT A

MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

SMALL CAP AGGRESSIVE GROWTH FUND                                      PROXY CARD
VALIC COMPANY I

The undersigned shareholder of the above referenced Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of November 3, 2006, the record date, at the Special Meeting to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, January 19, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                        Date:
                                              ----------------------------------


                                        ----------------------------------------
                                        Signature(s) (and Title(s), if
                                        applicable)

Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guarding, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

SMALL CAP AGGRESSIVE GROWTH FUND                        GROUP AUTHORIZATION CARD
VALIC COMPANY I                      THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Voting or Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposals in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders and any adjournments of the Special Meeting.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on November 3, 2006 are entitled to vote at the meeting and any adjournments thereof.

                                        Date:
                                              ----------------------------------

                                        PLEASE SIGN, DATE AND RETURN THIS GROUP
                                        AUTHORIZATION CARD IN THE ENCLOSED
                                        POSTAGE-PAID ENVELOPE.


                                        SIGNATURE
                                                  ------------------------------
                                        PRINT NAME
                                                   -----------------------------
                                        TITLE
                                              ----------------------------------
                                        TELEPHONE #
                                                    ----------------------------

                                        VOTING/GROUP AUTHORIZATION

                                        [ ]  Check here to vote only and vote on
                                             reverse side.

                                        [ ]  Check here to authorize ONLY and DO
                                             NOT VOTE ON REVERSE SIDE.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:              FOR   AGAINST   ABSTAIN
-----------------------------------------------------------              ---   -------   -------
1.   To approve a new Investment Sub-Advisory Agreement between The      [ ]     [ ]       [ ]
     Variable Annuity Life Insurance Company ("VALIC") and Wells
     Capital Management Incorporated, with respect to the Small Cap
     Aggressive Growth Fund (the "Fund").

2.   To approve an arrangement to permit VALIC, on behalf of the Fund,   [ ]     [ ]       [ ]
     to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.